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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 20, 2001
                               (December 7, 2001)


                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                           0-15905                              73-1268729
(State of Incorporation)          (Commission File Number)            IRS Employer Identification No.)


                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

         On December 19, 2001, Blue Dolphin Energy Company (the "Company"), BDCO Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and American Resources Offshore, Inc., a Delaware corporation ("ARO"), entered into the Amended and Restated Agreement and Plan of Merger (the "Amended Agreement"), which amends the existing Agreement and Plan of Merger, dated as of August 30, 2001. Pursuant to the Amended Agreement, the holders, other than the Company and its affiliates, of ARO's shares of common stock, par value $0.00001 per share (the "Common Stock"), may elect to receive .0276 of a share of the Company's common stock, par value $0.01 per share (the "BDCO Common Stock"), or $.06 in cash in exchange for each share of Common Stock they own and the holders, other than the Company and its affiliates, of ARO's Series 1993 Preferred Stock, par value $12.00 per share (the "Preferred Stock"), may elect to receive .0301 of a share of BDCO Common Stock or $.07 in cash in exchange for each share of Preferred Stock they own. The Amended Agreement provides that no more than 70% of the aggregate merger consideration paid to holders of Common Stock will be paid in cash.

         The merger requires the approval of (i) a majority of ARO's outstanding Common Stock and Preferred Stock, voting together as a class and (ii) a majority of ARO's outstanding Preferred Stock, voting separately as a class. The Company beneficially owns, as of December 19, 2001, approximately 77% of the issued and outstanding shares of Common Stock and 50.4% of the issued and outstanding shares of Preferred Stock and intends to vote its shares in favor of approval of the Amended Agreement and the transactions contemplated thereby.

         ARO's board of directors unanimously approved the Amended Agreement, the transactions contemplated thereby and its submission to stockholders following a determination by a special committee of the board, composed of individuals who are not directors or officers of the Company, that the merger is fair to, and in the best interest of, ARO's minority shareholders. The closing of the merger is subject to stockholder approval and other customary closing conditions.

         A copy of the Amended Agreement is filed as an exhibit hereto and is incorporated herein by reference. The description of the Amended Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.

LETTER AGREEMENT WITH FIDELITY EXPLORATION & PRODUCTION COMPANY

         On December 7, 2001, Blue Dolphin Exploration Company, a wholly owned subsidiary of the Company ("BDEX"), entered into a letter agreement (the "Letter Agreement") with, and sold its reversionary interest in certain oil and natural gas properties located in the Gulf of Mexico to,


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Fidelity Exploration & Production Company ("Fidelity") for $1.36 million in cash. In connection with this transaction Fidelity agreed to assume any indebtedness BDEX may have to Den norske Bank, ASA ("Den norske") under the Note Purchase Agreement among BDEX, Den norske and DNB Energy Assets, Inc. dated November 11, 1999 relating to the reversionary interest that was purchased by Fidelity.

         A copy of the Letter Agreement is filed as an exhibit hereto and is incorporated herein by reference. The description of the Letter Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.

RECENT DEVELOPMENTS

         In November 2001 the Company announced that it expected to begin receiving revenues in the third quarter of 2002 from its 8.9% reversionary working interest in the field located in the High Island Area Block A-7 of the Gulf of Mexico. The Company will begin to receive revenues from its reversionary interest after "payout"occurs. Payout will occur after all of the other working interest owners have been reimbursed for their costs and expenses associated with developing the field from sales of production from the field. In the fourth quarter of 2001, an exploratory well was drilled which ultimately resulted in a dry hole, which the Company believes will be plugged and abandoned. As a result of this occurrence and previous activity in this field the Company now expects to begin to receive revenues from its reversionary working interest in this field in the fourth quarter of 2002 or the first quarter of 2003.

         Previously, the Company believed that it needed to raise between $4.5 to $7.0 million of capital to meet its obligations and operating needs for the current fiscal year. In light of the sale of the reversionary working interest to Fidelity, the Company now believes that it will need to raise between $3.0 to $5.5 million to meet its obligations and operating needs. The Company will need to seek external financing and/or sell additional assets to raise the necessary capital. There can be no assurance that the Company will be able to obtain financing or sell assets on commercially reasonable terms. The Company's inability to raise capital may have a material adverse effect on its financial condition, ability to meet its obligations and operating needs and results of operations.

              CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

         Certain of the statements included above, including those regarding future financial performance or results or that are not historical facts, are "forward-looking" statements as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "plan," "believe," "anticipate," "project," "estimate," and similar expressions are intended to identify forward-looking statements. The Company cautions readers that any such statements are not guarantees of future performance or events and such statements involve risks and uncertainties that may cause actual results and outcomes to differ materially from those indicated in forward-looking statements. Important factors that could cause actual results to differ materially from those described in the forward-looking statements include the following:

         o the Company's ability, or inability, to raise capital; and

         o the production from, and further development of, the High Island Area Block A-7 field.

         Additional factors that could cause actual results to vary from forward-looking statements are discussed under the caption "Risk Factors" in the Company's registration statement on Form S-3 filed with the Securities and Exchange Commission on January 11, 2001. The Risk Factors section of that registration statement is incorporated by reference into this report. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no duty to update these forward-looking statements.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)      EXHIBITS

                 2.1 The Amended and Restated Agreement and Plan of Merger among Blue Dolphin Energy Company, BDCO Merger Sub, Inc. and American Resources Offshore, Inc. dated as of December 19, 2001

                 99.1 Letter Agreement between Blue Dolphin Exploration Company and Fidelity Exploration & Production Company



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 20, 2001

                                               BLUE DOLPHIN ENERGY COMPANY



                                               /s/ G. BRIAN LLOYD
                                               -------------------------------
                                               G. Brian Lloyd
                                               Vice President, Treasurer



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                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION OF EXHIBIT
-------           ----------------------

  2.1 Amended and Restated the Agreement and Plan of Merger among Blue Dolphin Energy Company, BDCO Merger Sub, Inc. and American Resources Offshore, Inc. dated as of December 19, 2001

  99.1 Letter Agreement between Blue Dolphin Exploration Company and Fidelity Exploration & Production Company



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